                                                                       Exhibit 1



                             Joint Filing Agreement

      The undersigned parties hereby agree that the Schedule 13D filed herewith (and any amendments thereto) relating to the Common Stock of Universal Access Global Holdings Inc. is being filed jointly on behalf of each of them with the Securities and Exchange Commission pursuant to Section 13(d) of the Securities Act of 1934, as amended.

Dated    August 18, 2003                     INTERNET CAPITAL GROUP, INC.


                                             By:      /s/ Suzanne L. Niemeyer
                                                   -----------------------------
                                                   Suzanne L. Niemeyer
                                                   General Counsel, Managing
                                                   Director, and Secretary

Dated    August 18, 2003                     ICG HOLDINGS, INC.

                                             By:      /s/ Suzanne L. Niemeyer
                                                   -----------------------------
                                                   Suzanne L. Niemeyer
                                                   Vice President and Secretary

                                   SCHEDULE I

Name                       Present Principal Employment            Business Address
----                       ----------------------------            ----------------
EXECUTIVE OFFICERS

Walter W. Buckley, III     Chairman, President and Chief           Internet Capital Group, Inc.
                           Executive Officer                       435 Devon Park Drive
                                                                   Building 600
                                                                   Wayne, PA  19087
Anthony P. Dolanski        Chief Financial Officer                 Internet Capital Group, Inc.
                                                                   435 Devon Park Drive
                                                                   Building 600
                                                                   Wayne, PA  19087
DIRECTORS

Walter W. Buckley, III     (same as above)                         (same as above)
Robert E. Keith, Jr.       President and Chief Executive Officer   TL Ventures
                                                                   700 Building
                                                                   435 Devon Park Drive
                                                                   Wayne, PA  19087

David J. Berkman           Managing Partner                        Liberty Associated Partners, L.P.
                                                                   3 Bala Plaza
                                                                   Suite 502
                                                                   Bala Cynwyd, PA  19004

Warren V. Musser           Managing Director                       The Musser Group
                                                                   Building 500
                                                                   435 Devon Park Drive
                                                                   Wayne, PA 19087

Thomas P. Gerrity          Former Dean                             The Wharton School
                                                                   University of Pennsylvania
                                                                   1000 Steinberg Hall
                                                                   Philadelphia, PA 19104

Michael D. Zisman          Vice President, Corporate Strategy      International Business Machines
                                                                   Corporation
                                                                   55 Cambridge Parkway
                                                                   Cambridge, MA  02142

Philip J. Ringo            Chairman and Chief Executive Officer    RubberNetwork.com, LLC
                                                                   3003 Summit Boulevard NE
                                                                   Suite 1400
                                                                   Atlanta, GA 30319

                                   SCHEDULE II

Name                       Present Principal Employment            Business Address
----                       ----------------------------            ----------------
EXECUTIVE OFFICERS
Walter W. Buckley, III     President                               Internet Capital Group, Inc.
                                                                   435 Devon Park Drive
                                                                   Building 600
                                                                   Wayne, PA  19087

Anthony P. Dolanski        Chief Financial Officer                 Internet Capital Group, Inc.
                                                                   435 Devon Park Drive
                                                                   Building 600
                                                                   Wayne, PA  19087

DIRECTORS

Walter W. Buckley, III     (same as above)                         (same as above)
Suzanne L. Niemeyer        (same as above)                         (same as above)
Philip A. Rooney           Vice President                          Internet Capital Group, Inc.
                                                                   435 Devon Park Drive
                                                                   Building 600
                                                                   Wayne, PA  19087


